UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 22, 2023

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously reported, on December 29, 2022, certain subsidiaries (collectively, the “Seller”) of CIM Real Estate Finance Trust, Inc. (the “Company” or “CMFT”) entered into an Agreement of Purchase and Sale, as amended (the “Purchase and Sale Agreement”), with certain subsidiaries of Realty Income Corporation (NYSE: O) (the “Purchaser”). The Purchaser is not affiliated with the Seller. Under the terms of the Purchase and Sale Agreement, the Seller agreed to sell to the Purchaser 185 single-tenant net lease properties encompassing approximately 4.6 million gross rentable square feet of commercial space across 34 states for total consideration of $894.0 million (the “Purchase Price”), to be paid in cash.
The sale of 151 properties under contract for sale pursuant to the Purchase and Sale Agreement closed on March 22, 2023 for total consideration of $779.0 million. The sale of the remaining properties pursuant to the Purchase and Sale Agreement is expected to close during the second quarter of 2023, although no assurance can be made that the Company will complete the sale of the remaining properties within that timeframe, or at all.
After the total repayment and defeasance of approximately $369.4 million of debt and $4.2 million of transaction costs, the Company will redeploy the net sale proceeds into investments in senior secured loans and credit leases, consistent with its core business strategy as a credit-focused real estate investment trust.

Item 9.01	Financial Statements and Exhibits.
Explanatory Note
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company is providing the pro forma financial information required by Item 9.01 related to the sale of 151 properties on March 22, 2023 (the “Initial Closing”), and the proposed sale of the remaining properties, which is expected to close during the second quarter of 2023 (the “Proposed Closing”), although no assurance can be made that the Company will complete the sale of the remaining properties within that timeframe, or at all.
The accompanying unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2022 is presented as if the Initial Closing and the Proposed Closing had occurred on September 30, 2022. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2022 and for the year ended December 31, 2021 are presented as if the Initial Closing and the Proposed Closing had occurred on January 1, 2021.
The accompanying unaudited pro forma condensed consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of operations of the Company as of and for the periods indicated; however, the accompanying unaudited pro forma condensed consolidated financial statements are not intended to be indicative of the financial position or results of operations that would have actually occurred nor do they purport to represent the financial position or results of operations for future periods. The retrospectively adjusted financial position and results of operations for the indicated periods when reported in the post-sale periodic reports may differ from the pro forma financial statements presented herein. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes accompanying the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2022 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The unaudited pro forma condensed consolidated statements of operations do not include the impact of any strategies that management may have considered in order to efficiently manage the Company's operations had the sale occurred on January 1, 2021. Pro forma adjustments have not been made in the accompanying pro forma condensed consolidated statements of operations of the Company for the estimated gain on disposition resulting from the sale, for any reimbursements or payments resulting from the sale, or for the use of proceeds resulting from the sale.

Financial Statements and Exhibits
(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2022 (Unaudited)	4
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2022 (Unaudited)	5
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2021 (Unaudited)	6
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	7

(c) Shell Company Transactions
None

(d) Exhibits

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2022
(in thousands, except share and per share amounts) (Unaudited)

		Disposition Transaction Accounting Adjustments
	As Reported	Initial Closing		Proposed Closing		Pro - Forma
	(a)	(b)		(b)
ASSETS
Real estate assets:
Land	$585,100	$(221,287)		$(17,716)		$346,097
Buildings, fixtures and improvements	1,479,525	(542,479)		(51,672)		885,374
Intangible lease assets	279,806	(98,472)		(13,336)		167,998
Condominium developments	153,569	—		—		153,569
Total real estate assets, at cost	2,498,000	(862,238)		(82,724)		1,553,038
Less: accumulated depreciation and amortization	(258,216)	103,999		12,604		(141,613)
Total real estate assets, net	2,239,784	(758,239)		(70,120)		1,411,425
Investments in unconsolidated entities	132,375	—		—		132,375
Real estate-related securities ($470,121 held at fair value)	470,121	—		—		470,121
Loans held-for-investment and related receivables, net	4,022,726	—		—		4,022,726
Less: Current expected credit losses	(29,584)	—		—		(29,584)
Total loans held-for-investment and related receivables, net	3,993,142	—		—		3,993,142
Cash and cash equivalents	124,836	401,586	(c)	84,411	(d)	610,833
Restricted cash	62,941	(321)		—		62,620
Rents and tenant receivables, net	32,957	(11,400)		(3,581)		17,976
Prepaid expenses, derivative assets and other assets	52,410	(287)		(54)		52,069
Deferred costs, net	16,212	—		(11)		16,201
Total assets	$7,124,778	$(368,661)		$10,645		$6,766,762
LIABILITIES AND STOCKHOLDERS’ EQUITY
Repurchase facilities, notes payable and credit facilities, net	$4,358,187	$(369,442)	(e)	$—		$3,988,745
Accrued expenses and accounts payable	29,390	(2,585)		(63)		26,742
Due to affiliates	14,556	—		—		14,556
Intangible lease liabilities, net	19,512	(3,785)		(834)		14,893
Distributions payable	13,337	—		—		13,337
Deferred rental income, derivative liabilities and other liabilities	8,436	(2,540)		(91)		5,805
Total liabilities	4,443,418	(378,352)		(988)		4,064,078
Commitments and contingencies
Redeemable common stock	169,748	—		—		169,748
STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value per share	—	—		—		—
Common stock, $0.01 par value per share	4,373	—		—		4,373
Capital in excess of par value	3,529,404	—		—		3,529,404
Accumulated distributions in excess of earnings	(1,000,420)	9,691	(f)	11,633	(f)	(979,096)
Accumulated other comprehensive loss	(21,737)	—		—		(21,737)
Total stockholders’ equity	2,511,620	9,691		11,633		2,532,944
Non-controlling interests	(8)	—		—		(8)
Total equity	$2,511,612	$9,691		$11,633		$2,532,936
Total liabilities, redeemable common stock, non-controlling interests and stockholders’ equity	$7,124,778	$(368,661)		$10,645		$6,766,762
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2022
(in thousands, except share and per share amounts) (Unaudited)

		Disposition Transaction Accounting Adjustments
	Nine Months Ended September 30, 2022 As Reported	Initial Closing		Proposed Closing		Nine Months Ended September 30, 2022 Pro - Forma
	(a)	(b)		(b)
Revenues:
Rental and other property income	$170,803	$(45,230)		$(5,063)		$120,510
Interest income	142,669	—		—		142,669
Total revenues	313,472	(45,230)		(5,063)		263,179
Operating expenses:
General and administrative	10,590	(19)		(2)		10,569
Property operating	17,408	(1,223)		(197)		15,988
Real estate tax	10,530	(2,095)		(168)		8,267
Expense reimbursements to related parties	10,899	—		—		10,899
Management fees	39,613	(507)	(c)	(85)	(c)	39,021
Transaction-related	462	(1)		—		461
Depreciation and amortization	54,104	(18,714)		(1,778)		33,612
Real estate impairment	19,814	(62)		—		19,752
Increase in provision for credit losses	15,315	—		—		15,315
Total operating expenses	178,735	(22,621)		(2,230)		153,884
Gain on disposition of real estate and condominium developments, net	118,135	—		—		118,135
Operating income	252,872	(22,609)		(2,833)		227,430
Other expense:
Gain on investment in unconsolidated entities	8,858	—		—		8,858
Unrealized loss on equity security	(15,440)	—		—		(15,440)
Interest expense and other, net	(98,453)	7,864	(d)	293		(90,296)
Loss on extinguishment of debt	(19,584)	193	(e)	—		(19,391)
Total other expense	(124,619)	8,057		293		(116,269)
Net income	128,253	(14,552)		(2,540)		111,161
Net income allocated to noncontrolling interest	66	—		—		66
Net income attributable to the Company	$128,187	$(14,552)		$(2,540)		$111,095

Weighted average number of common shares outstanding:
Basic and diluted	437,339,348	—		—		437,339,348
Net income per common share:
Basic and diluted	$0.29	$—		$—		$0.25
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021
(in thousands, except share and per share amounts) (Unaudited)

		Disposition Transaction Accounting Adjustments
	Year Ended December 31, 2021 As Reported	Initial Closing		Proposed Closing		Year Ended December 31, 2021 Pro - Forma
	(a)	(b)		(b)
Revenues:
Rental and other property income	$295,164	$(43,096)		$(6,425)		$245,643
Interest income	70,561	—		—		70,561
Total revenues	365,725	(43,096)		(6,425)		316,204
Operating expenses:
General and administrative	15,078	(17)		—		15,061
Property operating	47,559	(1,162)		(288)		46,109
Real estate tax	34,943	(2,015)		(223)		32,705
Expense reimbursements to related parties	11,624	—		—		11,624
Management fees	47,020	(522)	(c)	(96)	(c)	46,402
Transaction-related	315	(6)		—		309
Depreciation and amortization	95,190	(16,236)		(2,363)		76,591
Real estate impairment	18,078	—		—		18,078
Increase in provision for credit losses	2,881	—		—		2,881
Total operating expenses	272,688	(19,958)		(2,970)		249,760
Gain on disposition of real estate and condominium developments, net	83,045	—		—		83,045
Merger-related expenses, net	(1,404)	—		—		(1,404)
Operating income	174,678	(23,138)		(3,455)		148,085
Other expense:
Gain on investment in unconsolidated entities	606	—		—		606
Interest expense and other, net	(83,899)	4,698	(d)	140		(79,061)
Loss on extinguishment of debt	(4,895)	—		—		(4,895)
Total other expenses	(88,188)	4,698		140		(83,350)
Net income	86,490	(18,440)		(3,315)		64,735
Net income allocated to noncontrolling interest	—	—		—		—
Net income attributable to the Company	$86,490	$(18,440)		$(3,315)		$64,735

Weighted average number of common shares outstanding:
Basic and diluted	365,726,453	—		—		365,726,453
Net income per common share:
Basic and diluted	$0.24	$—		$—		$0.18
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CIM REAL ESTATE FINANCE TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
TRANSACTION ACCOUNTING ADJUSTMENTS
The transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial information:
Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2022
(a)Reflects the Company’s historical unaudited condensed consolidated balance sheet as of September 30, 2022, which was included in the Company’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2022.
(b)Reflects the Company’s property-level historical financial position related to the properties involved in each of the Initial Closing and the Proposed Closing as of September 30, 2022, except for certain of the pro forma adjustments described below that are a direct result of the transaction.
Cash and cash equivalents
(c)Reflects the $779.0 million in total consideration received under the Initial Closing, less certain other amounts including, but not limited to, the following: the repayment of $105.8 million on the secured first lien mortgage loan, the legal defeasance of a $23.7 million mortgage note in connection with the disposition of the underlying properties, the repayment of $240.0 million on the credit facility, and $3.7 million in certain transaction costs.
(d)Reflects the $84.9 million in total consideration expected to be received under the Proposed Closing, less certain other amounts including, but not limited to, certain transaction costs of $430,000.
Repurchase facilities, notes payable and credit facilities, net
(e)Reflects certain amounts repaid under the Initial Closing as discussed in (c) above, including, but not limited to, the following: the repayment on the secured first lien mortgage loan, the legal defeasance of a mortgage note in connection with the disposition of the underlying properties and the repayment of the credit facility. Also reflects the adjustment of the deferred financing costs related to such debt.
Accumulated distributions in excess of earnings
(f)Reflects the estimated net increase in equity resulting from the Initial Closing and the Proposed Closing.
Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2022 and the Year Ended December 31, 2021
(a)Reflects the historical unaudited condensed consolidated statements of operations for the nine months ended September 30, 2022 and the year ended December 31, 2021, which were included in the Quarterly Report on Form 10-Q, as filed with the SEC on November 14, 2022, and the Annual Report on Form 10-K, as filed with the SEC on March 31, 2022, respectively.
(b)Reflects the Company’s property-level historical results of operations related to the properties involved in the Initial Closing and the Proposed Closing for the nine months ended September 30, 2022, and the Company’s property-level historical results of operations related to the properties involved in the Initial Closing and the Proposed Closing for the year ended December 31, 2021, except the pro forma adjustments described below that are a direct result of the transaction.
Management fees
(c)Reflects adjustments to CMFT’s management fee during the periods presented, which has been pro-rated based on average equity under management pursuant to the Company’s Amended and Restated Management Agreement with CIM Real Estate Finance Management, LLC, the Company’s external manager, as if the Initial Closing and the Proposed Closing had occurred January 1, 2021.
Interest expense and other, net
(d)Reflects reduced interest expense as a result of certain debt repayments related to the properties involved in the Initial Closing, including, but not limited to, the following: the repayment on the secured first lien mortgage loan, the legal defeasance of a mortgage note in connection with the disposition of the underlying properties and the repayment of the credit facility. For certain terms of CMFT’s debt outstanding, see Note 9 — Repurchase Facilities, Credit Facilities, and Notes Payable to the condensed consolidated financial statements in the Company’s Quarterly Report on Form 10-Q for the nine

CIM REAL ESTATE FINANCE TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
months ended September 30, 2022 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Loss on extinguishment of debt
(e)Reflects a reduced loss on extinguishment of debt during the nine months ended September 30, 2022 that was recognized in relation to certain debt repayments related to the properties involved in the Initial Closing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2023	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer, Principal Accounting Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)